5:  FILER:

   COMPANY DATA:
	COMPANY CONFORMED NAME:          UNICORP, INC.
	CENTRAL INDEX KEY:	           000035407
	IRS NUMBER:		          751764386
	STATE OF INCORPORATION:	          NV
	FISCAL YEAR END:	          1231

 FILING VALUES:
	FORM TYPE:		8-K
	SEC ACT:		1934 ACT
	SEC FILE NUMBER:	000-10351
	FILM NUMBER:		2501649

  BUSINESS ADDRESS:
  	STREET:	  	1907 TARPLEY COURT
   	CITY:		KATY
 	STATE:		TX
	ZIP:		774963
  	BUSINESS PHONE:	2813471221

MAIL ADDRESS:
	STREET 1:		1907 TARPLEY COURT
	CITY:		KATY
	STATE:		TX
	ZIP:		77493

FORMER COMPANY:
   	FORMER CONFORMED
 	   NAME:		AUTO AXZPT COM INC
  	DATE OF NAME
   	   CHANGE:		19990331

FORMER COMPANY:
	FORMER CONFORMED
	   NAME:		TEXOIL INC
	DATE OF NAME
	   CHANGE:		19881107

FORMER COMPANY:
	FORMER CONFORMED
	   NAME:		UNICORP INC
	DATE OF NAME
	   CHANGE:		19980217














              SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549

                                   FORM 8-K

                          CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                            APRIL 4, 2003


                            UNICORP, INC.

       NEVADA	 	75-1764386
(STATE OR OTHER JURISDICTION          (IRS EMPLOYER
REPORTED)                                                IDENTIFICATION NO.)


                        1907 TARPLEY COURT
                          KATY  TX  77493
                     (ADDRESS OF ONLY OFFICE)
      REGISTRANT'S TELEPHONE NUMBER 713-347-1221



ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

UNICORP, INC. HAS APPOINTED AS ITS CERTIFIED PUBLIC ACCOUNTANT
THE FIRM OF MALONE & BAILEY PLLC, 5444 WESTHEIMER RD., SUITE
2080, HOUSTON, TEXAS 77058.

THE PRIOR ACCOUNTANT, HAM, LANGSTON & BREZINA, LLP, WERE FORCED
TO RESIGN BECAUSE THEY HAD NOT BEEN PAID THE TOTAL FEES FOR THEIR
WORK.


PURSUANT TO THE REQUIREMANTS OF THE SECURITIES EXCHANGE ACT OF
1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON
ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

		UNICORP, INC.

DATE: APRIL 4, 2003        BY:   /S/  JOHN MARROU

                                              JOHN MARROU
                                              CHIEF FINANCIAL OFFICER